Foreign currency exchange gain (loss), net	12 Months Ended
Dec. 31, 2023
Foreign currency exchange gain (loss), net
Foreign currency exchange gain (loss), net
8.	Foreign currency exchange gain (loss), net

Changes in foreign currency exchange gain (loss), net were primarily due to the impact of the fluctuation of the USD currency rate compared to the Euro on transaction gains and losses on cash and investments and other transactions denominated in USD held and occurring in a Euro functional currency entity. Foreign currency exchange loss for the year ended December 31, 2023 was $1.4 million and foreign currency exchange gain for the years ended December 31, 2022 and 2021 were $2.9 million and $2.0 million, respectively.